                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 23, 1997
                                                         ---------------



                            PREMIER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


        GEORGIA                             0-24528                               58-1793778
(State or other jurisdiction of         (Commission File No.)           (IRS Employer Identification No.)
incorporation or organization)


                               2180 ATLANTA PLAZA
                           950 EAST PACES FERRY ROAD
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
                                 (404) 814-3090
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

          The financial statements for Central and Southern Holding Company were included in Premier's Form S-4 Registration Statement dated May 20, 1997, file No. 333-24537 and are contained in Exhibit 99.1 hereto.

     (b) Pro Forma Financial Information

          The pro forma financial information for the three months ended March 31, 1997 is contained in Exhibit 99.2 and was included in Premier's Form S-4 Registration Statement dated May 20, 1997, File No. 333-24537. The pro forma financial information for December 31, 1996 and the six months ended June 30, 1997 is contained in Exhibit 99.3.

     (c)  Exhibits
          --------

     2.1 Agreement and Plan of Reorganization dated as of February 3, 1997, by and between Premier and Central and Southern (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-24537 (included as Appendix A)).

     2.2 Amendment to Agreement and Plan of Reorganization dated March 26, 1997, by and between Premier and Central and Southern (incorporated by reference from Premier's Form S-4 Registration Statement File No. 333-24537 (included as Appendix A)).

     99.1 Financial Statements of Central and Southern Holding Company for fiscal year ended December 31, 1996.

     99.2 Pro forma financial information for three months ended March 31, 1997.

     99.3 Pro forma financial information included in Premier's Form 10-Q for the six months ended June 30, 1997.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PREMIER BANCSHARES, INC.



Date: August 27, 1997               /s/ Darrell D. Pittard
                                    -----------------------------------------
                                    Darrell D. Pittard,
                                    Chairman and Chief Executive Officer